Calvert Money Management Plus Prime Portfolio


Annual Report
September 30, 1995

(Logo)
Investing with Vision (TM)
Calvert Group (R)
A member of the American Group (R)

To Open an Account:
800-368-2748

Yields and Prices:
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24 hours, 7 days a week
800-368-2745

Service for
Existing Account:
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing
Impaired:
800-541-1524

Branch Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail:
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807

Principal
Underwriter:
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814


This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Annual Report_September 30,1995
Money management plus
prime PORTFOLIO

Dear Shareholder:
     This report for the Calvert Money Management Plus Prime Portfolio covers the fiscal year ending September 30, 1995, a period when both stocks and bonds rallied. A number of factors contributed to the markets' solid performances, including higher productivity, lower inflation pressures and sluggish consumer spending.

Chart 1: Treasury Yield Curve

A line chart showing the Treasury Yield Curve on 9/30/94 and 0n 9/30/95.

     After adhering to a restrictive policy for more than a year, the Federal Reserve changed course, cutting the Federal Funds rate one quarter of a percentage point in July 1995. The rate cut was in response to slowing economic growth and good news on the inflation front. Although the decline in short-term rates caused the average dividend yield on money market securities to slip in the third quarter, yields remain considerably higher than a year ago.

Fund Performance and Strategy Review
     For the 12-month period ending September 30, 1995, the Portfolio's compound dividend yield was 4.55% compared to the Lipper Money Market Funds Average yield of 5.25%. We continue to keep maturities of the portfolio near the short end of its allowed range in highly liquid instruments. As of September 30, 1995, the average maturity of the Fund was 13 days.

CHART 2: Prime Portfolio Annualized Compound Dividend Yield

A bar chart comparing the Prime Portfolio with the Lipper Money market Funds Average for the six months ended 3/31/95 and for the six months ended 9/30/95.

Outlook
     Looking forward, the outlook is for continued moderate inflation in the 2% to 3% range. That appears likely given current expectations for reasonable GDP growth as well as improving productivity and consumer spending. In addition, the Group of Seven nations have recently reiterated their commitment to a stable dollar. Without the threat of higher inflation, we do not expect the Federal Reserve to lower interest rates in the near term.

     We appreciate your investment in the Money Management Plus Prime
Portfolio.

     Sincerely,

     (SIGNATURE)

     Clifton S. Sorrell
     President

Portfolio Statistics
Maturity Schedule

% of Portfolio                                       9/30/95        3/31/95

Prime Portfolio
1-60 Days                                               100%            81%
61-120 Days                                               _            15%
121-180 Days                                              _             4%
181-360 Days                                              _             _
     Weighted Average                                13 days        25 days

Compound Dividend Yield

                                                     9/30/95        3/31/95
Prime Portfolio                                        4.55%          3.86%


CHART 2: Change In Value of a Hypothetical $10,000 Investment

A line chart showing a $10,000 investment in the Prime portfolio on 9/85 growing to $17,115 by 9/95

Total returns assume reinvestment of dividends. Past performance is no guarantee of future results.

Report of Idependent Accountants

To the Board of Trustees of Calvert Cash Reserves
(d/b/a Money Management Plus) and Shareholders of the Prime Portfolio:

     We have audited the accompanying statement of assets and liabilities of the Prime Portfolio (the sole portfolio comprising Calvert Cash Reserves (d/b/a Money Mangement Plus), including the portfolio of investments, as of September 30, 1995, and the related statement of operations for the year then ended, and statements of changes in net assets, and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the respective years in the period ended September 30, 1993 were audited by other auditors whose opinion dated October 29, 1993, expressed an unqualified opinion thereon.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prime Portfolio as of September 30, 1995, and the results of its operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
November 9, 1995


Money Management Plus Prime
Portfolio of Investments
September 30, 1995

     Principal
U.S. Treasury Bills (29.8%)                           Amount          Value

U.S. Treasury Bills, 10/19/95                     $8,000,000     $7,980,601

Total U.S. Treasury Bills (Cost $7,980,601)                       7,980,601


U.S. Government Agencies and
Instrumentalities (47.9%)

Federal National Mortgage Assn., 5.63%, 10/4/95    2,850,000      2,849,109
Federal National Mortgage Assn., 5.58%, 10/5/95    5,000,000      4,997,675
Federal Home Loan Mortgage Corp., 5.57%, 10/20/95  5,000,000      4,986,075

     Total U.S. Government Agencies and
     Instrumentalities (Cost $12,832,859)                        12,832,859

Repurchase Agreements,
for Delivery at Cost,
Collateralized by Securities Issued
or Guaranteed by the U.S. Government (21.7%)

Donaldson Lufkin & Jenrette: 6.25%,
  dated 9/29/95, due 10/2/95 ($1,860,834
  Resolution Funding Corp., 0%, 10/15/22)         1,800,000       1,800,000
Paine Webber: 5.74%, dated 9/21/95, due
10/5/95 ($4,104,783 Government National
Mortgage Assn., 9.00%, 10/15/16)                  4,000,000       4,000,000

Total Repurchase Agreements (Cost $5,800,000)                     5,800,000

     TOTAL INVESTMENTS (99.4%)<F2>
     (Cost $26,613,460)<F1>                                    $26,613,460


Notes to Portfolio of Investments:

<F1> Cost of investments is substantially the same for federal income tax purposes.

<F2> The percentages shown represent the percentage of the investments to net assets.

Money Management Plus Prime
Statement of Assets and Liabilities
September 30, 1995

Assets

Investments in securities, at value-
   see accompanying portfolios                                  $26,613,460
Cash                                                                 92,959
Receivable for shares sold                                          129,167
Interest receivable                                                   7,953
Other assets                                                         17,593
   Total assets                                                  26,861,132

Liabilities

Payable for shares redeemed                                          33,309
Payable to Calvert Asset Management Co., Inc.                        30,207
Payable to Calvert Shareholder Services, Inc                          8,711
Payable to Calvert Distributors, Inc.                                 7,772
Accrued expenses and other liabilities                                5,904
   Total liabilities                                                 85,903
      Net assets                                                $26,775,229

Net Assets
Net assets consist of:
   Paid-in capital Prime Portfolio - applicable to
     26,821,448 outstanding shares of
     beneficial interest, no par value (unlimited
     number of shares authorized)                               $26,810,988
Undistributed net investment income                                      _
Accumulated realized gains (losses)                                (35,359)
     Net assets                                                 $26,775,229

Net Asset Value, Offering and
Redemption Price Per Share

Net asset value, offering and redemption price per share
   ($26,775,229 divided by 26,821,448 shares)                         $1.00

Money Management Plus Prime
Statement of Operations
Year Ended September 30, 1995

Net Investment Income

Investment Income
   Interest income                                               $5,332,292
Expenses
   Investment advisory fee                                          378,388
   Sub-accounting services                                          234,213
   Transfer agency fees and expenses                                144,412
   Distribution Plan expenses                                       315,130
   Trustees fees and expenses                                         8,619
   Custodian fees                                                    17,747
   Registration fees                                                 22,939
   Reports to shareholders                                          113,301
   Professional fees                                                 24,054
   Miscellaneous                                                     13,021
       Total expenses                                             1,271,824
       Fees paid indirectly                                        (16,966)
         Net expenses                                             1,254,858
         Net Investment Income                                    4,077,434

Realized Gain (Loss) on Investments

Net realized gain (loss)                                              4,547

       Increase (Decrease) in
       Net Assets Resulting
       From Operations                                           $4,081,981


Money Management Plus Prime
Statements of Changes in Net Assets

                                             Year Ended          Year Ended
                                     September 30, 1995  September 30, 1994
Increase (Decrease) in Net Assets
Operations
   Net investment income                     $4,077,434          $3,048,958
   Net realized gain (loss) on investments        4,547             (3,698)

     Increase (Decrease)
     in Net Assets
     Resulting From Operations                4,081,981           3,045,260

Distributions to shareholders from
   Net investment income                    (4,077,435)         (3,048,969)

Capital share transactions                 (73,202,390)         (4,392,686)

Total Increase (Decrease)
   in Net Assets                           (73,197,844)         (4,396,395)

Net Assets

Beginning of year                            99,973,073         104,369,468
End of year (including undistributed net
   investment income (loss) of $0 and
   ($399) for 1995 and 1994,
   respectively.)                           $26,775,229         $99,973,073



Notes to Financial Statements

Note A_Significant Accounting Policies

General: The Calvert Money Management Plus Prime Portfolio (the "Fund"), the sole series of Calvert Cash Reserves, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers shares of beneficial interest to the public with no sales charge.

Security Valuation:    Securities are valued at amortized cost which
approximates market.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income accrue daily and are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains-
 available for distribution under income tax regulations.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B_Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated
Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .50% on the first $500 million of average daily net assets.

During the year, the Advisor voluntarily waived fees or assumed expenses of $71,798 which were not charged to the Fund.

Calvert Distributors, Inc. (the successor of Calvert Securities Corp. effective April, 1995), both affiliates of the Advisor, is the distributor and principal underwriter for the Fund. A distribution plan, adopted by the shareholders, allows the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% annually of the Fund's average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund.

Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,250 plus $1,200 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C_Investment Activity

The cost of investments owned at September 30, 1995 was substantially the same for federal income tax and financial reporting purposes.

Net realized capital loss carryforwards, for federal income tax purposes, of approximately $36,000 at year end may be utilized to offset future capital gains until expiration in 1998 through 2002.

Note D_Capital Share Transactions

The change in net assets resulting from capital share transactions (at $1.00 per share) for 1995 and 1994 is indicated below:



                                             Year Ended          Year Ended
                                     September 30, 1995  September 30, 1994

In dollars and shares:
Shares sold                                $161,504,574        $196,261,973
Reinvestment of dividends                     3,889,856           3,050,791
Shares redeemed                           (238,596,820)       (203,705,450)
                                          $(73,202,390)        $(4,392,686)

Financial Highlights

                                   Year Ended     Year Ended     Year Ended
                                    Sept. 30,      Sept. 30,      Sept. 30,
                                         1995           1994           1993
Net asset value, beginning of year      $1.00          $1.00          $1.00
Income from investment operations
  Net investment income                  .045           .028           .025
Distributions from
  Net investment income                (.045)         (.028)         (.025)
Net asset value, end of year            $1.00          $1.00          $1.00
Total return                            4.55%          2.78%          2.59%
Ratios to average net assets:
    Net investment income               4.53%          2.75%          2.48%
    Total expenses <F1>                 1.41%             _             _
    Net expenses                        1.39%          1.23%           .92%
Net assets, end of year (in thousands)$26,775        $99,973       $102,325
Number of shares outstanding at
  end of year (in thousands)           26,821        100,024        102,370

                                   Year Ended     Year Ended
                                    Sept. 30,      Sept. 30,
                                         1992           1991

Net asset value, beginning of year      $1.00          $1.00
Income from investment operations
  Net investment income                  .037           .061
Distributions from
  Net investment income                (.037)         (.061)
Net asset value, end of year            $1.00          $1.00
Total return                            3.72%          6.27%
Ratios to average net assets:
  Net investment income                 3.69%          6.09%
  Total expenses <F1>                      _             _
  Net expenses                           .87%           .93%
Net assets,end of year(in thousands) $106,851       $119,316
Number of shares outstanding at
    end of year (in thousands)        106,897        119,362

[FN]
<F1> Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously, such reductions were included in the ratio.
[/FN]

(Logo)
Investing with Vision (TM)
Calvert Group (R)
A member of the American Group (R)

4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814